Supplement to the John Hancock Growth Trends Fund
                       Prospectus dated September 8, 2000


"The fund will commence operations and close to new investments on September 22, 2000. However, due to anticipated volumes, exchanges from existing John Hancock funds will be accepted and processed through close of business September 27, 2000. Please note that exchanges processed after September 22, 2000 will be processed at the then current net asset value plus applicable sales charge."




September 15, 2000

460PS 9/00